THIRD AMENDMENT TO LOAN AGREEMENTS

     This Amendment to certain business Loan Agreements is executed this 11th day of July, 1996 by and among MDC Investment Holdings, Inc. ("MDC"), The Med-Design Corporation ("Med-Design") and MDC Research Ltd. ("Research" -- collectively, MDC, Med-Design and Research are herein called the "Borrowers") and Meridian Bank ("Bank").

BACKGROUND

     A. On July 26, 1995, MDC executed and delivered to the Bank a Business Loan Agreement (as amended from time to tome the "MDC Loan Agreement"), pursuant to which the bank established a credit facility for MDC (the "MDC Loan") in the amount of up to $3,000,000. This credit facility was evidenced by a Promissory Note, dated July 26, 1995, in that amount (the "MDC Note"), was secured by MDC's grant to the Bank of a security interest in its accounts, invensory, equipment and general intangibles ("General Collateral"), and by a pledge of certain securities held at Delaware Trust Capital Management, Inc. ("Pledged Securities") and a certain Promissory Note in the amount of the MDC Loan from Med-Design to MDC ("Related Party Note") and by a Surety Agreement executed by Med-Design dated July 26, 1995 (the "Med-Design Surety Agreement"), which Surety Agreement was secured by Med-Design's grant to the Bank of a security interest in its accounts, inventory, equipment and general intangibles (the "Med-Design Collateral"). The General Collateral, Pledged Securities and Related Party Note are hereinafter collectively referred to as the "MDC Collateral".

     B. On December 29, 1996, the Bank entered into Business Loan Agreements with (i) MDC (the "MDC Equipment Loan Agreement"), and (ii) Research (the "Research Equipment Loan Agreement"), pursuant to which the Bank agreed to make equipment loans to such entities (the "Equipment Loans"), in an aggregate amount not exceeding $750,000 (as amended from time to time, collectively, the "Equipment Loan Agreements"). Advances under the Equipment Loan Agreements were evidenced by promissory notes, dated December 29, 1995, in the amount of $30,500 (with respect to MDC) (the "MDC Equipment Note") and $141,000 (with respect to Research) (collectively, the "Equipment Notes"). The indebtedness to be created under the Equipment Loan Agreements was secured by the MDC collateral, by the Med-Design Collateral and by Research's grant to the bank of a security interest in its accounts, inventory, equipment and general intangibles (the "Research Collateral"). In addition, MDC and Med-Design executed Surety Agreements with respect to the obligations of Research to the Bank. The Surety Agreements and the Promissory Notes executed by MDC, Med-Design and Research each


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contain provisions entitling the bank to enter a judgment against MDC,
Med-Design or Research upon the occurrence of an Event of Default or Default under such documents. MDC, Med-Design and Research each executed Acknowledgments of Confession of Judgment, relating to these provisions.

     C. On February 16, 1996 Bank and Borrowers entered into an Amendment to Loan Agreements (the "First Amendment") wherein Bank and Borrowers agreed to (1) amend the MDC Loan Agreement by increasing the amount of the credit facility thereunder to $3,500,000, which obligations were evidenced by a Promissory Note dated February 16, 1996 in the amount of $3,500,000 (the "second MDC Note") which re-evidenced and replaced the indebtedness evidenced by the MDC Note, and
(2) amend the Equipment Loan Agreements by reducing the aggregate amount of the loans available thereunder to $250,000.

     D. On April 4, 1996 Bank and Borrowers entered into a Second Amendment to Loan Agreements (the "Second Amendment") wherein Bank and Borrowers agreed inter alia to (1) amend the MDC Loan Agreement by increasing the amount of the credit facility thereunder to $4,700,000, which obligations were videnced by a Promissory Note dated April 4, 1996 in the amount of $4,700,000 (the "Third MDC Note") which re-evidenced and replaced the indebtedness evidenced by the second MDC Note, and (2) amend the Equipment Loan Agreements by increasing the aggregate amount of the loans available thereunder to $600,000.

     E. The MDC Collateral, the Med-Design Collateral and the Research Collateral is herein collectively referred to as the "Collateral". The Loan Agreements (as hereinafter defined), all promissory notes executed by the Borrowers, or any of them, all Surety Agreements executed by the Borrowers, or any of them, all security Agreements, Pledge Agreements, Assignment Agreements or notification letters executed by the Borrowers, or any of them, and all other documents, instruments or agreements executed in connection with the Loan Agreements are herein collectively referred to as the "Loan Documents".

     F. The Borrowers have requested that the Bank modify the terms of the DC Loan Agreement and the Equipment Loan Agreements (collectively, the "Loan Agreements"), to (1) increase the maximum amount available under the MDC Loan Agreement, (2) revise the formula under which loans may be made under the Equipment Loan Agreements, (3) add Med-Design as a co-borrower with MDC under the MDC Equipment Loan Agreement thereunder, and (4) make such other amendments as set forth below. Bank is willing to amend the Loan Agreements as described above, all on the terms, and subject to the conditions, set forth herein.


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AGREEMENT

     The parties hereto, intending to be legally bound, hereby agree;

              1.  The MDC Loan Agreement shall be amended as follows:

                  (a) The reference to the sum $4,700,000 set forth therein shall be deleted, and the sum $6,000,000 shall be substituted in its place, subject to the provisions of Section 15 of the MDC Loan Agreement as revised below. In connection with such increased availability under the MDC Loan Agreement, MDC shall execute and deliver to the Bank a Promissory Note, in the form of Exhibit "A". All references to the note or to the promissory note in the MDC Loan Agreement, or in any other Loan Documents, shall be deemed to be references to such new note. The indebtedness evidenced by the second MDC Note remains outstanding as of the date hereof, and continues to be secured by the Collateral. All Loan Documents shall, to the extent necessary, be amended and modified to provide that the amount of the indebtedness owing under the Business Loan Agreement shall be $6,000,000, so that any reference to the sum $4,700,000 shall, from and after the date hereof, be deemed a reference to the sum $6,000,000. The parties hereto expressly acknowledge and agree that the replacement MDC Note merely re-evidences the indebtedness evidenced by the Third MDC Note, while increasing the principal amount thereof, and is given in substitution of, and not as payment of, the Third MDC Note.

                  (b) Section 15 of the MDC Loan Agreement is amended by amending and restating subsections (ii) and (iii) and adding new subsection (iv) as follows:

                           (ii) Lending Formula. All advances under the MDC Loan will be limited to the sum of

                                (A) 85% of the fair market value as determined by Bank from time to time of short term interest bearing securities issued by the United States government or any agency thereof, and

                                (B) 75% of the fair market value as determined by Bank from time to tim of short term, high grade interest bearing securities issued by corporations acceptable to Bank and pledged to Bank pursuant to the Pledge Agreement (the "Qualified Securities") less a reserve of Qualified Securities with a Pledge Value (as defined below) and determined by


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                                bank at the time of such advance equal to the
                                aggregate amount then outstanding under the Equipment Loans. The sum of the value of the Qualified Securities determined in accordance with (A) and (B) of the preceding sentence is hereinafter referred to as the "Pledge Value."

                           (iii) Final Advance Date. Bank shall not make advances under the MDC Loan after May 1, 1997 unless such date is extended by Bank in its sole and absolute discretion.

                           (iv) LIBOR Definitions. Reference in the Note to the "Adjusted 30 Day LIBOR Rate" shall mean a rate per annum equal to the quotient obtained by dividing the 30 Day LIBOR Rate (as hereinafter defined) by 1.00 minus the applicable reserve requirement (currently 3.0%). The "30 Day LIBOR Rate" shall mean the rate per annum at which deposits in Dollars are offered to lending banks in the London Interbank Market for a 30 day period.

                           (v) LIBOR Availability. If bank shall have determined in good faith (which determination shall be final and conclusive and binding upon Borrower) that, by reason of circumstances affecting the London Interbank Market for Dollar deposits, adequate and reasonable means do not exist for ascertaining such 30 Day LIBOR Rate, or (2) at any time Bank shall have determined in good faith (which determination shall be final and conclusive and binding upon Borrower) that:

                                (A) the selection of the 30 Day LIBOR Rate has been made impracticable or unlawfu by (a) the occurrence of a contingency which materially and adversely affects the London Interbank Market for Dollar deposits, or (b) compliance by Bank in good faith with any applicable law, treaty or governmental regulation guideline or order or change therein or interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof or with any request or directive of any such governmental authority (whether or not having the force of law); or


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                                (B) the LIBOR Rate Option shall no longer
                                represent the effective cost to Bank for Dollar deposits in the London interbank market;

                           then, and in any such event, Bank shall forthwith so notify Borrower thereof and until Bank notifies Borrower that the circumstances giving rise to such notice no longer apply, Bank's National Commercial Rate or another reference rate then designated by Bank shall be substituted for the 30 Day LIBOR Rate as the basis for the accrual of interest under the Note.

              2. The MDC Equipment Loan Agreement is amended by adding Med-Design as an additional "Borrower" thereunder so that for all purposes under the MDC Equipment Loan Agreement and any of the Loan Documents delivered in connection therewith the term "Borrower" shall be deemed to mean MDC and Med-Design, as co-borrowers. In furtherance of the foregoing modification MDC and Med-Design shall execute and deliver to bank a Promissory Note in the form of Exhibit "B". All references to the Note or to the Promissory Note in the MDC Equipment Loan Agreement, or in any other Loan Documents, shall be deemed to be references to such new Note. Indebtedness evidenced by the MDC Equipment Note remains outstanding as of the date hereof, and continues to be secured by the Collateral. The parties hereto express a knowledge and agree that a replacement MDC Equipment Note merely re-evidences the indebtedness evidenced by the MDC Equipment Note, while adding Med-Design as a co-borrower thereunder, and is given in substitution of and not as payment of the MDC Equipment Note.

              3. The Equipment Loan Agreements each shall be amended as follows:

                  (a) Section 15 of each of the Equipment Loan Agreements is amended amending and restating subsections (ii) and (iv) thereof as follows:

                  (ii) Lending Formula. All advances under the Equipment Loans shall be limited to 80% of the new equipment purchase price and will be further limited to the sum of

                           (A) 85% of the fair market value as determined by bank from time to time of short term interest bearing securities issued by the United States government or any agency thereof, and


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                           (B) 75% of the fair market value as determined by
                           Bank from time to time of short term, high grade interest bearing securities issued by corporations,

                  acceptable to Bank and pledged to Bank pursuant to the Pledge Agreement (the "Qualified Securities") less a reserve of Qualified Securities with a Pledge Value (as defined below) and determined by the Bank at the time of such advance equal to the aggregate amount then outstanding under the MDC Loan. The sum of the value of the Qualified Securities determined in accordance wit (A) and (B) of the preceding sentence is hereinafter referred to as the "Pledge Value." Advances under the Equipment Loans to MDC and Research will be aggregated for the purpose of this advance formula and in no event shall the aggregate of such advances exceed $600,000.

                  (iii)    Final Advance Date. Bank shall not make
                           advances on the Equipment Loans after May 1, 1997, unless such date is extended by Bank in its sole and absolute discretion.


              4. Borrowers shall (i) at all times maintain Pledged Securities consisting of Qualified Securities with a Pledge Value of not less than the aggregate amounts outstanding from time to time under the MDC Loan Agreement and the Equipment Loan Agreements and (ii) execute and shall request Delaware Trust Capital Management, Inc. to execute such additional documentation as may be requested by Bank to confirm that the Pledged Securities shall not be transferred from the account pledged to Bank.

              5. The Borrowers hereby:

                  (a) ratify and confirm all the representations, warranties and covenants contained in each of the Loan Agreements;

                  (b) ratify, confirm and acknowledge that, as amended hereby, the Loan Agreements and the Loan Documents continue to be valid, binding and in full force and effect;

                  (c) confirm and acknowledge that the credit facility established under the MDC Loan Agreement, as increased and amended hereby, and that the credit facilities established under the Equipment Loan Agreements, as increased and amended hereby, (collectively, the "Loans") are secured by all of the Collateral described in any of the Loan Documents;



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                  (d) confirm and agree that all Surety Agreements previously executed by any of the borrowers securing the Loans or the obligations of each other Borrower shall continue to secure the Loans, and the obligations of each other Borrower, as modified herein;

                  (e) covenant and agree to perform all of their respective obligations under each of the Loan Agreements and the Loan Documents, as amended hereby;

                  (f) acknowledge and agree that they have no defense, set-off, counterclaim or challenge against the payment of any sums owing under any of the Loan Agreements or the Loan Documents, or the enfor ement of any of the terms of the Loan Agreements or the Loan Documents, as amended hereby;

                  (g) acknowledge and agree that all of their representations, warranties and covenants contained in the Loan Agreements and/or the Loan Documents, as amended hereby, are true accurate and correct on and as of the date hereof as if made on and as of the date hereof;

                  (h) represent and covenant that the Acknowledgments of Confession of Judgment, executed by each of the Borrowers, was voluntarily and intentionally executed, consented to, and agreed to by such Borrower, and that those Acknowledgments remain in full force and effect, as if set forth in full herein;

                  (i) consent and re-affirm the confession of judgment clauses contained in the Loan Documents, or any of them, and acknowledge that the Bank is relying on this representation, and each other representation contained herein, in connection with executing this Amendment to Loan Agreements, and in continuing the credit facilities established for the Borrowers; and

                  (j) represent and warrant that no Default, as defined in the Business Loan Agreements or any of the promissory notes or the surety agreements, now exist, or will exist upon the delivery of notice, passage of time or both, and all information described in the Background to this Agreement is true, accurate and complete.

              6. As a condition to the execution and delivery of this Amendment to Loan Agreements, the Borrower shall deliver to the Bank, in form and content satisfactory to the Bank and its counsel, a certified copy of resolutions adopted by the Board of Directors of each of the Borrowers authorizing the execution, delivery and performance of this Amendment to Loan Agreements, and all of the documents and instruments required by the Bank for the implementation of this Agreement.


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              7. The Borrowers will pay to Bank (a) a commitment fee of $1,000 in connection with the modification of the MDC Loan Agreement and (b) all of Bank's out-of-pocket costs and expenses incurred in connection with the review, preparation, negotiation, documentation and closing of this Amendment to Loan Agreements, and the consummation of transactions contemplated hereunder, including, but without limitation, all fees, expenses and disbursements of counsel retained by Bank and all fees relating to filings, recording of documents and searches, and appraisal costs, whether or not the transaction is consummated hereunder. In addition, the Borrower shall pay all Bank's costs and expenses incurred in connection with the enforcement of the Loan Agreements and the Loan Documents, including, but not limited to, those incurred in connection with (a) the protection, exercise or enforcement of the Bank's rights with respect to the Collateral, including, without limitation, the Bank's rights to
(i) collect or take possession of the Collateral and the proceeds thereof, (ii) hold the Collateral, (iii) prepare the Collateral for sale or other disposition, and (iv) sell or otherwise dispose of the Collateral, and (b) the assertion, protection or exercise or enforcement of the Bank's rights in any proceeding under the United States Bankruptcy Code, including (without limitation) the preparation, filing and prosecution of (i) proofs of claim, (ii) motions for relief from the automatic stay, (iii) motions for adequate protection, and (iv) complaints, answers and other pleadings in adversary proceedings by or against the Bank or relating in any way to any of the Collateral, all of which obligations shall be secured by the Collateral.

              8. To the extent of any inconsistency between the terms of this Amendment to Loan Agreements and the terms of any of the Loan Agreements or the other Loan documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreements and the Loan Docume ts notinconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each of the borrowers.

              9. Any capitalized term used in this Amendment to Loan Agreements not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreements. This Amendment to Loan Agreements shall be binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns.

              10. This Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.




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     IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Amendment to Loan Agreements to be executed by their respective authorized officers as of the day and year first above written.



ATTEST:                                       MDC INVESTMENT HOLDINGS, INC.
 /s/ Joseph N. Bongiovanni                    By:   /s/ Patrick Rodgers
- -----------------------------                 ----------------------------------
                                              Patrick Rodgers
                                              Treasurer

ATTEST:                                       MDC RESEARCH, LTD.
 /s/ Joseph N. Bongiovanni                    By:   /s/ Patrick Rodgers
- -----------------------------                 ----------------------------------
                                              Patrick Rodgers
                                              Executive Vice President - Finance

ATTEST:                                       THE MED-DESIGN CORPORATION
                                              By:   /s/ Patrick Rodgers
- -----------------------------                 ----------------------------------
                                              Patrick Rodgers
                                              Executive Vice President - Finance

ATTEST:                                       MERIDIAN BANK
                                              By:   /s/ John H. Van Dusen
- -----------------------------                 ----------------------------------
                                              John H. Van Dusen
                                              Vice President